For news releases, related materials and high-resolution photos and video, visit Ford From the Road. https://twitter.com/ford https://ford.to/facebook https://ford.to/linkedin News Ford Delivers Higher Q1 Retail Share Driven by Double-Digit SUV Growth; No. 1 Selling F-Series • Truck leadership: F-Series continues as America’s No. 1 truck in Q1 — the first step toward 50 straight years as the best-selling truck in America. Total pickup and van sales reached 257,475 vehicles • Large SUV sales surge: Combined sales of Bronco, Explorer and Expedition rose 17.9%, the best start for this high-margin product lineup since 2002 • Expedition sales climb: Three-row SUV sales up 30.2% to 17,554 units, fueled by double-digit growth in every month of the quarter • Explorer gains: America’s No. 1 three-row SUV, Explorer, extended its lead with sales of 61,387 vehicles, a 29.7% increase • Continued off-road performance vehicle growth: Ford’s off-road performance vehicle sales rose 5% • No. 1 van: Sales of the Ford Pro Transit Van, America’s best-selling van, totaled 34,248 • Commercial strength: Ford kicks off the year as America's No. 1 commercial vehicle seller. Ford is on track to extend its commercial van leadership to 48 consecutive years • Subscriptions climb: Paid software subscriptions for Ford Pro Intelligence rose approximately 29% in Q1, surpassing 865,000 active subscriptions to date • BlueCruise hands-free highway driving: Surpassed 10.1 million cumulative hours • Lincoln SUV growth: Aviator has record start; Navigator sales up DEARBORN, Mich., Apr. 2, 2026 — Powered by double-digit growth in Ford’s high- margin large SUVs and F-Series’ leadership as America’s No. 1 truck, Ford delivered a higher first quarter retail share amid a shifting industry landscape. Ford’s strategic shift toward high-margin SUVs like Expedition and Explorer lifted its estimated retail market share to 11.6% - a 0.2 percentage point increase. This gain was achieved even as the company managed the planned sunsetting of the Escape and Lincoln Corsair. Total sales declined 8.8%, reflecting these transitions and a particularly strong industry performance in March 2025, making for a difficult year-ago comparison. Ford will enter the second half of the year with a more focused, high-demand product mix as F-Series inventory normalizes, and the Explorer and Bronco family gain further momentum. F-Series in Q1 continued to demonstrate its market leadership as America’s best-selling truck, delivering 159,901 trucks with sales growing sequentially in February and March. F-Series achieved its strongest volume for the quarter in March at 62,238 trucks sold.

For news releases, related materials and high-resolution photos and video, visit Ford From the Road. 2 F-Series sales momentum continued to strengthen even as dealer supply remained tight over year ago levels. While demand remains high, year-over-year F-Series sales in Q1 reflects a retiming of commercial production which is part of Ford’s recovery plan following last year’s Novelis plant fires. Ford expects the Novelis recovery plan to be uneven, with more volume recovery in the back half of the year. “The first quarter showed our team worked hard to maintain retail share and navigate a changing industry, while underlying demand remains strong for F-Series, SUVs and the Ford Pro business,” said Andrew Frick, president, Ford Blue and Model e. “We’re focusing on our high-demand segment strengths while continuing to meet the needs of our customers with affordable and premium vehicle choices.” By the Numbers (Q1 2026) • Total sales: 457,315 vehicles — estimated retail share growth of 0.2 percentage points to 11.6% for Q1 • Total pickups and vans: America’s best-selling truck manufacturer, with 257,475 sales • F-Series: 159,901 sales; America’s best-selling truck • Bronco Sport off to a record start: 35,021 SUVs • Explorer: America’s best-selling three row SUV: 61,387 SUVs • Ford Transit: America’s best-selling van: 34,248 vans sold • Ford Pro paid software subs: topped 865,000 (+ approx. 29% in Q1) • BlueCruise hands-free driving: exceeded 10.1 million cumulative hours Ford Trucks Continue as No. 1 in America with the Most Diverse Powertrain Offering in the Industry F-Series began the year with 159,901 trucks sold, outselling its nearest competitor by 31,000 trucks. • The Ford F-150 hybrid continued as America’s best-selling full-size hybrid pickup on sales of 12,904 vehicles. • Maverick hybrid sales totaled 17,050 in Q1 making it America’s best-selling overall hybrid pickup. • As America’s best-selling van, Transit sales totaled 34,248 vans to begin the year. • Ford truck sales for the year, including pickups and vans, reached 257,475 trucks, starting Ford off as America’s No.1 selling truck manufacturer.

For news releases, related materials and high-resolution photos and video, visit Ford From the Road. 3 Explorer, Expedition Drive Growth • Sales of Explorer, America’s best-selling three-row SUV, jumped 29.7% on sales of 61,387 SUVs in Q1. Explorer continues to broaden its customer appeal by offering more choices to customers with the affordable Active and ST-line trims along with high-end Tremor and Platinum trims. • Combined sales of the high-value Explorer Active and ST-line trims climbed 36.8% in Q1, while the higher trim Platinum and Tremor series were up 64.5%. Explorer Tremor posted its best monthly sales in March since its launch in October last year. • Expedition began the year with sales of 17,554 SUVs, up 30.2%. • The Bronco family, including Bronco and Bronco Sport, achieved a new record start to the year on sales of 66,218 SUVs sold, thanks to Bronco Sport’s best-ever first quarter sales of 35,021 SUVs — up 5.0%. The affordable entry level Bronco Sport saw a 10.3% gain to begin the year. • Off-road performance trims (all Bronco, Raptor, Tremor, FX4) accounted for 23.5% of Ford’s U.S. total mix to start the year, up 3.1 percentage points over Q1 last year. Sales of these off-road performance trims were up 5.0% in Q1 on sales of 107,349 trucks and SUVs. Expedition and Explorer Tremor models had the largest percentage gains in Q1. Responding to Customer Demand for Affordability Ford’s commitment to providing a diverse range of price points paid off in Q1, as combined sales of entry-level trims for Maverick, Ranger and Bronco Sport were up 8.4%. • Driving the growth were strong sales of the entry level XL Ranger, up 45.5%, while total sales of the entry level Bronco Sport achieved a 10.3% increase in Q1. • Ford Ranger recorded a Q1 sales increase of 19.2% on sales of 17,775 pickups. At the higher end of Ranger trim series, Ranger Raptor sales were up 36.1% for Q1. Commercial Leadership: Ford Pro Ford starts the year No. 1 in commercial vehicles, based on Ford’s analysis of the most recent registration data for January, with Class 1-7 truck and van share up 1 percentage point year-over-year.

For news releases, related materials and high-resolution photos and video, visit Ford From the Road. 4 Digital and Services: Momentum Continues for Ford Pro Intelligence and BlueCruise • Ford Pro Intelligence paid software subscriptions grew by approximately 29% year- over-year in Q1 with a total of more than 865,000 active subscriptions today. • BlueCruise hands-free highway driving surpassed 10.1 million cumulative hours at the end of the first quarter, with updates continuing to provide new hands-free capability to earlier model year vehicles. Lincoln SUVs Gain Driven by a record-setting first quarter for Aviator, Lincoln’s large luxury SUV lineup saw significant gains. Aviator sales surged 31.4% to 6,266 vehicles, complemented by a 6.5% rise in Navigator sales, which totaled 4,322 units. Looking Ahead Ordering for the new Mustang RTR is now available and the high-performance Mustang Dark Horse SC ordering opens later in April. Later this spring, ordering will open for the 30th edition trim package in the Expedition, which goes on sale this summer. # # # About Ford Motor Company Ford Motor Company (NYSE: F) is a global company based in Dearborn, Michigan, committed to helping build a better world, where every person is free to move and pursue their dreams. The company’s Ford+ plan for growth and value creation combines existing strengths, new capabilities, and always-on relationships with customers to enrich experiences for customers and deepen their loyalty. Ford develops and delivers innovative, must-have Ford trucks, sport utility vehicles, commercial vans and cars and Lincoln luxury vehicles, along with connected services, including BlueCruise (ADAS) and security. The company offers freedom of choice through three customer-centered business segments: Ford Blue, engineering iconic gas-powered and hybrid vehicles; Ford Model e, inventing breakthrough electric vehicles (“EVs”) along with embedded software that defines always-on digital experiences for all customers; and Ford Pro, helping commercial customers transform and expand their businesses with vehicles and services tailored to their needs. Additionally, the Company provides financial services through Ford Motor Credit Company. Ford employs about 169,000 people worldwide. More information about the company and its products and services is available at fromtheroad.ford.com. Contacts: Media Said Deep 1.313.658-0104 sdeep@ford.com Equity Investment Community Lynn Antipas Tyson 1.203.616.5689 ltyson4@ford.com Fixed Income Investment Community Sean Moore 1.313.248.1587 smoor192@ford.com Shareholder Inquiries 1.800.555.5259 or 1.313.845.8540 fordir@ford.com